The Midland Company
February 15, 2005
Exhibit 99

Forward Looking Statements
Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2005 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company’s business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company’s filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

‘00 ‘01 ‘02 ‘03 ‘04
MLAN 15.73 16.53 17.59 20.18 22.98
The Midland Company
Highly focused specialty property
and casualty insurance company
(American Modern Insurance Group)
$600 million market cap (MLAN-
Nasdaq)
Headquartered in Cincinnati since
1938 — 1,200 associates
Ratings and Recognitions
“A+” (Superior) rating by A.M. Best
A.M. Best 2004 E-Fusion Award
Ward’s Top 50 P&C insurance
companies
Forbes’ “200 Best small
Companies”
Book Value Per Share
“Building Shareholder Value”

Platform for Success
Target Defensible Niches
Market leader in manufactured housing insurance;
Dwelling fire, motorcycle, watercraft, recreational vehicle, etc.;
Collateral protection, mortgage fire, debt cancellation
A Specialty Insurance Focus
Active in all 50 states;
Multiple distribution channels;
Superior growth and underwriting results;
Product design, pricing, underwriting and claims expertise;
Deep and experienced management team;
Positioned for growth;

Major Product Categories

MLAN Annualized Total Return
Periods Ending December 31, 2004 (MLAN $31.27)

5/87 2 for 1 split
5/98 3 for 1 split
7/02 2 for 1 split
* Split Adjusted
Steady Growth:
Market and Book Value

Consistent Dividend Growth
89 90 91 92 93 94 95 96 97 98
Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39
‘87 ‘88 ‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05
East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 0.225
Increased 19 Consecutive Years
19 Year CAGR = 10.6%

94 95 96 97 98 99 ‘00 ‘01 ‘02 ‘03 ‘04
9/30 YTD
12/31 YTD 275.509 376.33 387.165 422.982 445.286 472.041 500.984 555.548 588.243 663.972 722
Direct and Assumed Written Premium — P&C
10 Year CAGR = 10.1%
Superior Premium Growth

10-Year Compounded Annual Premium Growth Rate
Industry Source: A.M. Best Company
American Modern
P&C Industry
Premium Growth vs. Industry
Through December 31, 2004
American Modern
P&C Industry

Profitable Underwriting Results
10-Year Average Combined Ratio
Industry Source: A.M. Best Company
Through December 31, 2004

MISSION
To enhance shareholder value by being an indispensable
partner to customers in chosen markets by providing value adding specialty insurance products and services.
VISION
To be the premier specialty insurance company in our
chosen markets; creating sustainable competitive advantage by providing our policyholders, associates and business partners with a package of products, services and relationships they value more than those offered by our competitors.
VALUES
Integrity * Win/Win * Team * Humility * Personal Growth *
Creativity * Propriety * Sharing/Caring * Strong Work Ethic
Mission • Vision • Values

Strategic Focus
Driving Force:
Distribution Processes: Execute with Equal Precision in All Channels
Competitive Advantage:
Ability to Predict Results in Chosen Lines
Generic Corporate Strategy:
Differentiation, Compete on Value Not Price
The Package: Products, Service, Relationships

Key Operating Principles
2. Distribution Channel Diversity
1. Specialty/Niche Product Focus
3. Tailor Products to Distribution
4. Specialty Product Claims Expertise
5. Underwriting Profit Discipline
6. Proactive Risk Management
7. Strategically Deploy Technology
8. Deliver “Golden Rule” Service

Specialty / Niche Product Focus
Manufactured Housing — $334.1 Site Built Dwelling — $88.4 Motorcycle — $48.6 Watercraft — $30.7 Recreational Vehicle — $30.1 Mortgage Fire — $39.4 Collateral Protection — $52.1 Credit Life & Debt Cancellation — $39.3 Excess & Surplus Lines — $45.9 All Other — $46.0
334.1 88.2 48.6 30.7 30.1 39.4 52.1 34.2 45.9 41.4
Property & Casualty and Life
Direct & Assumed Written Premium
Personal Lines Property (56%)
Personal Lines Casualty (15%)
Financial Services (17%)
Other Specialty Products (12%)
Other Specialty Products (12%)
Full Year 2004

Agency — $290.8 Point of Sale — $167.9 Lender — $93 Financial Services — $76 All Other $14
337 168 95 140 15
Agency — 45% 22% Point of Sale — 22% 26% Lender — 13% 32% Financial Services — 18% 12% All Other — 2% 8%
22 26 32 12 8
Property & Casualty and Life
Direct & Assumed Written Premium
Distribution Channel Diversity
12/04 12/00
Dec. 31, 2000

Multiple Company Structure
6 Property & Casualty Companies
2 Life Companies
3 Agencies, 3 Service Companies
Specialty
Products
Multi-Faceted Distribution
Tailor Products to Distribution

92% of 2004 claims settled by company employees results in a 10% average cost savings per claim
Unique in-house staff adjuster training program
Approximately 150 employee field staff adjusters
Signifies Employee Field Claims Adjuster Location
Specialty Product Claims Expertise = Enhanced Underwriting Results
Specialty Product Claims Expertise
“A Competitive Advantage”

Underwriting Profit Discipline
Maintain pricing integrity
Continuously monitor results
By product
By account
By state
By channel
By zip code
Ten-Year Average Statutory Underwriting Margin 12/31/04

Proactive Risk Management... Reduces Earnings Volatility
Disciplined Exposure Management
Extensive Catastrophe Modeling
Expertly Managed Reinsurance Structure and Cost
Reduced Earnings Volatility
Rigorous Business Partner Selection / Management Processes
Qualitative and Quantitative Analysis
Alternative Risk Transfer Mechanisms
Reduced Earnings Volatility

IT investments leveraged across all products, services and channels to optimize Return on Investment
Technology enabled “template” underwriting
Web-enabled e-commerce — modernLINKTM
Strategically Deploy Technology
2004 A.M. Best E-Fusion Award Winner!

Deliver “Golden Rule” Service AMIG Service Pledge:
We will deliver “Golden Rule” service -
Treating others as we expect to be treated.
We will treat our customers with dignity and respect.
We will demonstrate passion in all that we do.
We will See It, Own It, Solve It (SOS).
We will build relationships that yield loyalty.
We will have a deep and talented team.
We will excel and have fun.

“Indispensable Partner” Defined
“Indispensable Partner” Defined
Diversifying our specialty product offering
Added motorcycle product
Refined and grew niche products:
Residential dwelling product
Watercraft product
Mortgage fire product
Motor home/travel trailer product
Used technology to facilitate ease of doing business
Built a stronger platform for American Modern Financial
Services Company
Expanded into excess and surplus lines
Enhanced our position as the “Premier” insurer of
manufactured housing

2004 Highlights
Record earnings per share of $2.83
Includes 34 cents in net realized capital gains
Higher than normal catastrophe losses
Solid underwriting in major product lines
P&C combined ratio of 96.4% in 2004 vs. 103.1% in 2003
Led by manufactured housing and site-built dwelling
Exposure management strategies validated
Dramatic improvement in motorcycle results
Underwriting improvement of $17.6 million in one year
Net gain of 6 cents per share vs. net loss of 58 cents
in 2003

2004 Highlights
Growth:
Property and Casualty premium grew 8.8%
Manufactured housing premium up 4.3%, despite difficult market conditions
Site-built dwelling premium grew 7.1%
Well positioned for profitable growth in 2005 and beyond
Other Accomplishments:
Record book value of $22.98 per share
Midland stock continues to outperform broader market (up 32% over 2003)
Boosted 2005 annual dividend 9.8% to 22.5 cents
Received 2004 A.M. Best E-Fusion Award
Names to Ward’s Financial Top 50 P&C Insurance Companies

Positioned for Profitable Growth
Specialty Product Expertise
Strong Balance Sheet
Indispensable Partnerships
Multi-Faceted Distribution
Deep and Talented Team
Superior Operating Results

Results Results Results
Results Results Results

The Midland Company
Thank You
7000 Midland Boulevard
Amelia, Ohio 45102-2607
(513) 943-7100 Fax — (513) 943-7111
Mailing Address: P.O. Box 1256
Cincinnati, Ohio 45201-1256
www.midlandcompany.com
Investor Contact:
John I. Von Lehman
Executive Vice President
& Chief Financial Officer
(513) 943-7100 Fax: (513) 943-7111
e-mail: jvonlehman@amig.com

Combined Ratio -
AMIG Major Product Groups
Manufactured Housing Site-Built Dwelling Personal Lines Casualty Financial Services All Commercial Products
YTD 2003 0.949 1.081 1.161 0.919 1.217 YTD 2004 0.949 0.932 1.029 0.962 0.893
Strong Underwriting Results Across the Board
Combined Ratio above is presented on GAAP basis.